EXHIBIT 1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k) of the Securities Exchange Act of 1934, as amended, the undersigned agree to the joint filing on behalf of each of them of a Statement on Schedule 13D (including any and all amendments thereto) with respect to the common stock of Cascade Bancorp and further agree that this Joint Filing Agreement shall be included as an Exhibit to such joint filing.

The undersigned further agree that each party hereto is responsible for timely filing of such statement on Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such party contained therein, provided that no party is responsible for the completeness and accuracy of the information concerning the other parties, unless such party knows or has reason to believe that such information is inaccurate.

This Joint Filing Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original instrument, but all of such counterparts together shall constitute but one agreement.

In evidence thereof the undersigned, being duly authorized, hereby execute this Joint Filing Agreement this 4th day of February, 2011.

LIGHTYEAR FUND II, L.P.

By: Lightyear Fund II GP, L.P., its general partner
By: Lightyear Fund II GP Holdings, LLC, its general partner
By: Marron & Associates, LLC, its managing member

By:	/s/ Timothy J. Kacani
Name: Timothy J. Kacani
Title: Authorized Signatory

LIGHTYEAR CO-INVEST PARTNERSHIP II, L.P.

By:	Lightyear Fund II GP Holdings, LLC, its general partner
By: Marron & Associates, LLC, its managing member

By:	/s/ Timothy J. Kacani
Name: Timothy J. Kacani
Title: Authorized Signatory

LIGHTYEAR FUND II GP, L.P.

By: Lightyear Fund II GP Holdings, LLC, its general partner
By: Marron & Associates, LLC, its managing member

By:	/s/ Timothy J. Kacani
Name: Timothy J. Kacani
Title: Authorized Signatory

LIGHTYEAR FUND II GP HOLDINGS, LLC

By: Marron & Associates, LLC

By:	/s/ Timothy J. Kacani
Name: Timothy J. Kacani
Title: Authorized Signatory

MARRON & ASSOCIATES, LLC

By:	/s/ Timothy J. Kacani
Name: Timothy J. Kacani
Title: Vice President

CHESTNUT VENTURE HOLDINGS, LLC

By:	/s/ Timothy J. Kacani
Name: Timothy J. Kacani
Title: Vice President

DONALD B. MARRON, an individual

By:	/s/ Timothy J. Kacani
Name: Timothy J. Kacani
Title: Attorney-in-Fact